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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported)      August 3, 1999
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                                Code-Alarm, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Michigan
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                 (State of Other Jurisdiction of Incorporation)


          016441                                        38-2334695
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(Commission File Number)                      (IRS Employer Identification No.)


950 E. Whitcomb, Madison Heights, Michigan                  48071
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (248) 583-9620
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              (Registrant's Telephone Number, Including Area Code)




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         (Former Name or Former Address, if Changed Since Last Report)





Item 5. Other Events.


      By letter dated August 3, 1999, Jack Rutherford regretfully resigned as Director of Code-Alarm, Inc. to enable him to devote more time to his business.
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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                                    CODE-ALARM, INC.
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                                                     (Registrant)



Date: August 31, 1999                   By: /s/ CRAIG S. CAMALO
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                                           CRAIG S. CAMALO
                                           Vice President of Finance and Chief
                                           Financial Officer









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